UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  OCTOBER 17, 2006
                                                  ----------------

                         ARDENT ACQUISITION CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 000-51115                     1635240
--------------------------------------------------------------------------------
  (State or other jurisdiction      (Commission               (I.R.S. Employer
        of incorporation)           File Number)             Identification No.)

     1415 Kellum Place, Suite 205, Garden City, New York                11530
--------------------------------------------------------------------------------
          (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (516) 739-1017

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

ITEM 8.01.        OTHER EVENTS.

On October 17, 2006, Avantair, Inc. ("Avantair") issued a press release announcing that it has placed an order for 20 Phenom 100 executive jets from Embraer-Empresa Brasileira de Aeronautica S.A. ("Embraer").

On October 2, 2006, Ardent Acquisition Corporation (the "Company") entered into a Stock Purchase Agreement with certain stockholders and Letter Agreements with other stockholders (each stockholder is a "Seller" and are collectively the "Sellers") of Avantair, pursuant to which the Company agreed to acquire from the Sellers all of Avantair's issued and outstanding capital stock.

The entire text of the press release is furnished as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1   Press release, dated October 17, 2006.





                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             ARDENT ACQUISITION CORPORATION


                                             By: /s/ Robert Sroka
                                                ----------------------------
                                             Name:  Robert Sroka
                                             Title: Vice President



Date: October 17, 2006